Jefferies 2019 Global Industrials Conference Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO August 7, 2019 © 2019 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2020 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2019 Mercury Systems, Inc. 2

Pioneering a next-generation aerospace and defense electronics company… • Proven high-tech commercial business model for A&D • Secure sensor and safety critical processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY19 Growth YoY: – 33% Revenue – 14% GAAP Net Income – 27% Adj. EBITDA – 40% Backlog • Ranked 27th on Fortune’s 2018 100 Fastest-Growing Companies • Defense industry’s highest Glassdoor employee ratings* …to address the industry's challenges and opportunities * Source: Capital Alpha Partners, “Glassdoor Data & Defense: Not Much Change Over the Past Year”, August 21, 2018 © 2019 Mercury Systems, Inc. 3

Investor highlights Proven management team with demonstrated track record Focus on Focus on fast-growing markets in aerospace and defense electronics 1 Core Markets Acquire New Expanded addressable market and moved up value chain 2 Capabilities Increase Internal High-tech R&D investment level for aerospace and defense electronics 3 R&D Spend Trusted Domestic Trusted RF, digital and custom microelectronics manufacturing 4 Manufacturing Unique Go To Solution sales and strategic account management 5 Market Model Scalable M&A Significant in-house origination, execution and integration capabilities 6 Platform Destination Defense electronics destination employer and acquirer of choice 7 Employer © 2019 Mercury Systems, Inc. 4

# Mercury's financial profile demonstrates our unique strategy



# of Companies
ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B - $5B
TIER 2 DEFENSE INDEX MEDIAN
mercury systems.
1,067
355
111
51
LTM EBITDA Margin >20%
Revenue CAGR >10% 5-Year
LTM Revenue Growth >20%
13%
4%
10%
22% Margin
26% Growth
33% Growth

Notes:

- Figures for Mercury are based on the Company's earnings release dated July 30, 2019.
- All other data per FactSet as of June 28, 2019. 5-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of June 28, 2019 and the comparable historical period. Mercury 5-year CAGR calculated as fiscal year 2019 compared fiscal year 2014. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic, Curtiss Wright, Ducommun, Elbit Systems, FLIR Systems, HEICO, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, United Technologies, Vectrus, Viasat, Woodward Aerospace.

© 2019 Mercury Systems, Inc.

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Acquisitions have transformed Mercury into a commercial… Aerospace and Defense • Acquired capabilities Electronic Subsystem significantly expanded MISSION PROCESSING addressable market MISSION PROCESSING SAFETY & SECURITY IP • Moved up the value chain SECURE STORAGE * SENSOR PROCESSING • Model facilitates greater SENSOR PROCESSING SENSOR PROCESSING customer outsourcing SENSOR PROCESSING DIGITIZATION • Accelerates customer DIGITIZATION * RF supply chain transformation * RF • Disintermediate traditional RF RF product-level competitors • Low-risk, content expansion organic growth strategy • Future M&A opportunities ...provider of secure sensor and safety-critical processing subsystems * Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 6

# We are deployed on 300+ programs with 25+ Primes


Aerospace & Defense Platform and Systems Electronics Content
C4I
Sensor & Effector Mission Systems
JLTV
WIN-T
KC-46
A330 MRTT
Aegis
F-16
Reaper/Gorgon Stare
Triton
Patriot
Aegis
F-35
C-130
Global Hawk
Badger/Buzzard
SEWIP
Stormbreaker
PGK
MALD-J
Paveway
SM2/3/6

SNC SIERRA NEVADA CORPORATION
Raytheon
NORTHROP GRUMMAN
DRS
BAE SYSTEMS
AIRBUS
SAIC
LOCKHEED MARTIN
L3HARRIS™
GENERAL ATOMICS
THALES
BOEING

© 2019 Mercury Systems, Inc.

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Six major trends shaping the defense industry Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain issues; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Innovation Challenges: Increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and greater outsourcing DoD needs more domestically-produced technology Leverage high-tech commercial investment and innovation Address supply chain globalization and need for trust and assurance Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, North Korean threat, Middle East instability © 2019 Mercury Systems, Inc. 8

2019 Bipartisan Budget Act ends BCA caps… Topline Defense Budget vs. BCA Caps (Discretionary BA, Current $B) Budget Control Act 2011 (Base) Actual funding (Base) Actual funding (Base + OCO) FY20 Administration Request (Base) FY20 Administration Request (Base + OCO) 2019 Bipartisan Budget Act $800 742 $750 727 747 714 718 737 $700 685 722 671 706 708 707 $650 617 606 598 $600 581 564 558 545 $550 522 524 Defense (Base + OCO) CAGR FY20 PB drop in base to 2019 - 2024 1.7% 499 remain under BCA caps $500 2017 - 2024 3.0% 2015 - 2024 3.2% $450 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Notes: Budget and BCA Caps represent the 051 account (DoD), FY18 and FY19 are estimated from enacted appropriations legislation Sources: BBA 2019, FY20 PBR, CBO, CRS, OMB, FY20 DoD Green Book, FY18 & FY19 Defense Appropriations bills, RSAdvisors research & analysis …with 3% DoD budget increase in FY20 but flat outlook for FY21 © 2019 Mercury Systems, Inc. 9

# The A&D electronics systems market is over $125B annually

## Our total addressable market is now ~$39B

| | Aerospace & Defense Platform and Systems Electronics Content | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | C4I ($23.0B*) | | | Sensor & Effector Mission Systems ($15.8B*) | | | | |
| | Platform & Mission Mgmt | C2I | Comms | EW | Radar | EO/IR | Acoustics | Weapons |
| |  |  |  |  |  |  |  |  |
| | ***Avionics / Vetronics*** | ***Command & Control / Battle Management*** | ***Dedicated Communications*** | ***Electronic Warfare*** | ***Radar*** | ***Electro-Optical/ Infrared*** | ***Acoustics*** | ***Missiles/ Munitions*** |
| **Definition** | Control & operation of platform & mission systems | Processing & exploitation of information | Dissemination of information | Offensive / defensive exploitation of EM spectrum | Use of RF signal to detect, track, ID | Thermo-graphic camera with video output | Sound pulses to determine object location | Seekers, HEL, HPM Naval Launched Air Launched |
| **2019 Market ($B)** | **$26.3B** 5.7% '18-23 CAGR | **$39.7B** 5.2% '18-23 CAGR | **$17.6B** 5.7% '18-23 CAGR | **$8.8B** 5.1% '18-23 CAGR | **$9.8B** 5.8% '18-23 CAGR | **$12.1B** 5.2% '18-23 CAGR | **$4.5B** 5.7% '18-23 CAGR | **$6.2B** 7.7% '18-23 CAGR |
| **2019 Tier 2* Market ($B)** | **$6.7B** 6.5% '18-23 CAGR | **$8.1B** 6.2% '18-23 CAGR | **$8.2B** 5.8% '18-23 CAGR | **$4.5B** 5.2% '18-23 CAGR | **$5.1B** 6.2% '18-23 CAGR | **$1.9B** 6.5% '18-23 CAGR | **$1.2B** 6.5% '18-23 CAGR | **$3.1B** 8.1% '18-23 CAGR |

Notes:
*Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, October 2018. Numbers are rounded.

© 2019 Mercury Systems, Inc.

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Our capabilities and growth dimensions are well-aligned… GROWTH DIMENSIONS • Growth in Defense spending • Defense Prime contractors Market outsourcing more • Defense Primes’ flight to Geography Customer quality suppliers • Supply chain delayering A&D Industry • Foreign military and international sales increasing Content Platform • Sensor & C4I modernization • Weapon systems readiness Program and modernization …with DoD investment priorities and overall industry trends © 2019 Mercury Systems, Inc. 11

Acquisitions and investments driving significant opportunity growth… • Total potential value grew Top 30 Programs & Pursuits Estimated Lifetime Value ($M) >4.6x to $9.4B in 6 years Radar EW C4I Weapons Other 10,000 • Significant Radar, EW, C4I, 7,360 9,405 EO/IR and Weapons 1,116 opportunity pipeline 8,000 • Acquisitions brought new 1,959 4,314 Possible programs and capabilities Pursuit 6,000 4,259 1,244 • Larger, more diversified, Won 5,146 program base reduces risk 1,250 4,000 5,091 • Content expansion driving 1,792 Probable above average growth 2,045 2,000 Total • Outsourced integrated Pipeline subsystems 56% of top 30 0 program forecast life value FY14 FY14-FY20 Increase FY20 …which in turn is driving strong results Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. © 2019 Mercury Systems, Inc. 12

Business model built for speed, innovation and affordability… Traditional COTS Less Mercury Pre-integrated Product Integration Time Embedded Subsystem(s) I Classified Prime/Gov’t IP Classified Prime/Gov’t IP N T Less E Risk Proprietary Middleware Application-Ready G Software Toolkit R A T Operating System Open Middleware I Embedded Security O Vendor A Vendor B Vendor C Lower Safety-Certified N COTS COTS COTS Initial Cost Processor Hardware 36+ months Time 12 months Time to Market Lower to Market Lifecycle Cost Government Primes …as customers seek outsourced pre-integrated subsystems © 2019 Mercury Systems, Inc. 13

Only high-tech commercial company with the technology… Secure Sensor and Safety-Critical Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE Leading Conduit for SILICON SAFETY Commercial Silicon Innovation Highest Safety Design Into A&D Market Assurance Levels (DAL) SPEED SECURITY SWaP SOFTWARE Highest Performance Industry-leading Processing & RFM Embedded Security Best Size, Weight & Open Software for Power with Low Risk Integration, State-of-the-Art Investment Protection Cooling Technology …and domain expertise for secure sensor and mission processing © 2019 Mercury Systems, Inc. 14

# Glassdoor current employee ratings as of July 9, 2019

## Validates Mercury's destination employer and acquirer of choice status

| | Mercury Systems | Glass Door Average | Proxy Peer Group[1] | Tier 2 Defense Company Index[2] |
|---|---|---|---|---|
| **Overall Rating** | 4.2 | 3.4 | 3.5 | 3.5 |
| **Culture & Values** | 4.2 | 3.4 | 3.5 | 3.4 |
| **Work-Life Balance** | 3.7 | 3.4 | 3.5 | 3.5 |
| **Senior Management** | 4.1 | 3.1 | 3.1 | 3.1 |
| **Compensation & Benefits** | 4.1 | 3.1 | 3.5 | 3.5 |
| **Career Opportunities** | 4.1 | 3.0 | 3.3 | 3.3 |
| **Recommend to Friend** | 84% | 62% | 64% | 67% |
| **CEO Approval** | 91% | 70% | 72% | 74% |
| **Positive Business Outlook** | 88% | 49% | 56% | 56% |

**(1) PROXY PEER GROUP**: ADTRAN, Inc., AeroVironment, Inc., Astronics Corp., Brooks Automation, Inc., CalAmp Corp., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., Digi International, Inc., Ducommun, Inc., Infinera Corp., iRobot Corp., Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., Progress Software Corp., Qualys, Inc., Vicor Corp.

**(2) TIER 2 DEFENSE INDEX:** AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BXW Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Elbit Systems, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Technologies, Maxar, MOOG, Oshkosh Defense, OSI Systems, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat, Woodward Aerospace.

**Source: Glassdoor, Inc., July 9, 1019**

*© 2019 Mercury Systems, Inc.*

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We have executed on a disciplined and focused M&A strategy 2019 Tier 2* Market ($B) & CY’18-23 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I ($23.0B*) Sensor & Effector Mission Systems ($15.8B*) Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Organic (1) (1) $6.7B $8.1B $8.2B $4.5B $5.1B $1.9B $1.2B $3.1B 6.5% 6.2% 5.8% 5.2% 6.2% 6.5% 6.5% 8.1% Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis. Numbers are rounded. (1) Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 16

Mercury M&A philosophy and value creation blueprint Culture & Values Assess cultural fit and rapidly enculturate the acquiree Full Integration We believe in full integration – We’re not a holding company Unify Brand One Brand – Mercury Systems Combine Like Entities Combine like businesses or product lines to gain scale and efficiencies Consolidate Manufacturing Invest capital to consolidate and modernize manufacturing facilities Deploy Common Processes & Systems Deploy scalable enterprise processes, systems, security, collaboration Invest R&D Leverage G&A Raise R&D to accelerate new design wins. Centralize G&A where possible Accelerate Organic Growth Strategic account and solution sales model to accelerate organic growth Continuously Improve Matrix structure drives clarity, consistency, continuous improvement Deliver Results Common business management process and operating cadence © 2019 Mercury Systems, Inc. 17

Strategy and investments have positioned Mercury well • Proven high-tech commercial business model for Aerospace & Defense • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Captive Prime outsourcing large secular growth opportunity • Destination employer and acquirer of choice • Continued above industry-average growth and profitability • Business platform built to grow and scale through future acquisitions © 2019 Mercury Systems, Inc. 18

Financial Overview Michael Ruppert Executive Vice President & CFO © 2019 Mercury Systems, Inc.

# The evolution of Mercury Systems

*In millions, except percentage and per share data.*

| | | FY2014 | FY2019 | Change |
|---|---|---|---|---|
| Valuation | Market Capitalization[1,2] | $355 | $3,894 | 11x |
| Valuation | Enterprise Value[1,2,3] | $307 | $3,636 | 12x |
| Operational | Revenue[2] | $209 | $655 | 3x |
| Operational | Adj. EBITDA[2]<br>*% Margin* | $22<br>*11%* | $145<br>*22%* | 7x<br>*+~1,100 bps* |
| Operational | Adj. EPS[2] | $0.38 | $1.84 | 5x |
| Strategy | Number of Acquisitions[3,4] | N.A. | 10 | N.M. |
| Strategy | Capital Deployed[3,4] | N.A. | $704 | N.M. |

Notes
(1) Valuation for FY14 based on basic shares from Company's 2014 10-K and stock price as of June 30, 2014; outstanding basic share count as of June 30, 2014. Valuation for FY19 based on basic shares as of April 30, 2019 from Company's Form 424B5 dated May 23, 2019, adjusted for 6,900,000 shares issued in May 2019 equity offering including exercise by the underwriters of the over-allotment option, and stock price as of June 28, 2019.
(2) Fiscal years ended June 30, 2014 and June 30, 2019, respectively. Operational figures are based on fiscal year results as reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.
(3) Excludes acquisition of American Panel Corporation
(4) Acquisitions completed and capital deployed in acquisitions FY14-FY19.

© 2019 Mercury Systems, Inc.
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Mercury has delivered strong financial results Revenue GAAP Income GAAP EPS 655 46.8 40.9 33% 14% 12% 493 0.96 YoY YoY YoY 0.86 409 24.9 0.56 0.58 270 19.7 235 0.44 209 14.4 FY14 FY15 FY16 FY17 FY18 FY19 (4.1) (0.13) FY14 FY15 FY16 FY17 FY18 FY19 FY14 FY15 FY16 FY17 FY18 FY19 Backlog Adj. EPS Adj. EBITDA 145 1.84 625 30% 40% 27% 115 YoY YoY YoY 1.42 447 93 1.15 357 0.96 0.82 288 56 208 44 174 0.38 22 23% 23% 22% 19% 21% 11% FY14 FY15 FY16 FY17 FY18 FY19 FY14 FY15 FY16 FY17 FY18 FY19 FY14 FY15 FY16 FY17 FY18 FY19 Notes: For the fiscal years ended June 30. CAGR figures for the period FY14-FY19. Numbers are rounded. Per share data is presented on a fully diluted basis. As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes. © 2019 Mercury Systems, Inc. 21

Market expansion strategy is working well Revenue and Growth by Market ($M) Radar EW C4I Weapons Other 700 • Continued growth in core 446 655 62 markets 600 63 • 500 Expansion into adjacent 175 markets 400 300 83 • Additional capabilities 209 63 drive content expansion 200 100 • Broader program and 0 customer base FY14 Increase by Market FY19 Other • 114 Radar Vastly larger addressable Other 17% 164 53 25% market 26% Radar Weapons C4I 101 64 9 14 48% 10% 4% EW EW Programs • Consistently driving above 46 C4I 129 22% 183 20% market growth rates 28% Notes: For the fiscal years ended June 30, 2014 and June 30, 2019. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. © 2019 Mercury Systems, Inc. 22

FY19 vs. FY18 In $ millions, except percentage and per share data FY18 FY19 Change Bookings $563.5 $782.9 39% Book-to-Bill 1.14 1.20 Backlog $447.1 $625.4 40% 12-Month Backlog 328.5 451.2 Revenue $493.2 $654.7 33% Organic Revenue Growth(1) 7% 12% Gross Margin 45.8% 43.7% (2.1 pts) Operating Expenses $178.9 $209.6 17% Selling, General & Administrative 88.4 110.7 Research & Development 58.8 68.9 Amortization/Restructuring/Acquisition 31.7 29.9 GAAP Net Income $40.9 $46.8 14% Effective Tax Rate 4.0% 21.4% GAAP EPS $0.86 $0.96 12% Weighted Average Diluted Shares 47.5 48.5 Adjusted EPS(2) $1.42 $1.84 30% Adj. EBITDA(2) $114.6 $145.3 27% % of revenue 23.2% 22.2% Operating Cash Flow $43.3 $97.5 125% Free Cash Flow(2) $28.2 $70.8 151% Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 23

# FY20 annual guidance

| *In $ millions, except percentage and per share data* | FY19[1] | FY20[2][5] | Change |
|---|---|---|---|
| **Revenue** | $654.7 | $740.0 - $760.0 | 13% - 16% |
| **Gross Margin** | 43.7% | 43.6% - 44.2% | (0.1) - 0.5 pts |
| **Operating Expenses** | $209.6 | $235.2 - $240.2 | 12% - 15% |
| **GAAP Net Income**<br>Effective tax rate[3] | $46.8<br>21.4% | $66.5 - $72.4<br>26% | 42% - 55% |
| **GAAP EPS**<br>Weighted-average diluted shares outstanding | $0.96<br>48.5 | $1.20 - $1.31<br>55.2 | 25% - 36% |
| **Adjusted EPS**[4] | $1.84 | $1.97 - $2.08 | 7% - 13% |
| **Adj. EBITDA**[4]<br>% of revenue | $145.3<br>22.2% | $160.5 - $168.5<br>21.7-22.2% | 10% - 16% |

Notes:
(1) FY19 figures are as reported in the Company's earnings release dated July 30, 2019.
(2) The guidance included herein is from the Company's earnings release dated July 30, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. Excludes pending acquisition of American Panel Corp.
(3) The effective tax rate in the guidance included herein excludes discrete items.
(4) Non-GAAP, see reconciliation table.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this press release to the first quarter of fiscal 2020 are to the quarter ending September 27, 2019 and to fiscal 2020 are to the fiscal year ending June 26, 2020.

© 2019 Mercury Systems, Inc.

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Mercury recent acquisition history Expansion Closing Purchase Ending Company Primary Theme Date Price ($mm) Debt Balance Funding Security Dec-2015 $ 10 $ 0 Cash on Hand (1) Weapons, EW, Term Loan May-2016 $ 300 - Security Cash on Hand April 2016 ($ 93) $ 200 Equity Offering Equity Offering Platform/Mission, Nov-2016 $ 39 $ 190 Cash on Hand Comm’s January 2017 ($ 216) $ 0(2) Equity Offering Equity Offering EW, Apr-2017 $ 41 $ 0(2) Cash on Hand Space Platform/Mission Jul-2017 $ 6 $ 0 Cash on Hand C2I, Feb-2018 $ 180 $ 195 Revolver Comm’s C2I, Jul-2018 $ 45 $ 240 Revolver Acoustics Platform/Mission Jan-2019 $ 37 $ 277 Revolver Security Apr-2019 $ 46 $ 325 Revolver EW Apr-2019 May 2019 ($ 455) $ 0(3) Equity Offering Equity Offering Source: Company filings, Company investor presentations Total Capital Deployed: $ 704 (1) Represents carve-out acquisition from Microsemi Corp. (2) On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan. (3) Reflects repayment of debt with proceeds from the May 2019 common stock offering. © 2019 Mercury Systems, Inc. 25

Committed to maintaining differentiated and attractive financial profile 100% • Operating expense leverage Increase EBITDA • Program production mix margins • Operational improvements 33% • Full acquisition integration • Alignment with DoD priorities Grow organically at • Increased outsourcing high-single / • Program content expansion low-double digit 10% • Increased market share Supplement • Large pipeline of targets with • Reloading balance sheet strategic • Revolver with attractive terms M&A <5% • Identify, execute, integrate Poised to remain in the top 5% © 2019 Mercury Systems, Inc. 26

Summary • Strategy driving sustained growth and profitability above industry average • Raised and deployed capital creating significant shareholder value • Invested in infrastructure and developed core competencies to scale • Poised for continued organic and inorganic growth, margin expansion • Well-positioned for future M&A with strong pipeline of opportunities © 2019 Mercury Systems, Inc. 27

Appendix © 2019 Mercury Systems, Inc.

Balance sheet As of (In $ millions)(1) 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 ASSETS Cash & cash equivalents $66.5 $72.9 $93.9 $112.5 $257.9 Accounts receivable, net 143.8 153.9 168.3 170.7 176.2 Inventory, net 108.6 121.2 126.4 131.7 137.1 PP&E, net 51.0 50.8 53.1 55.9 60.0 Goodwill and intangibles, net 675.3 704.2 696.3 724.3 768.3 Other 19.3 24.0 18.6 17.3 17.4 TOTAL ASSETS $1,064.5 $1,127.0 $1,156.6 $1,212.4 $1,417.0 LIABILITIES AND S/E AP and accrued expenses $59.1 $61.2 $70.7 $83.1 $86.7 Other liabilities 38.5 49.2 49.9 40.4 45.5 Debt(1) 195.0 240.0 240.0 276.5 - Total liabilities 292.6 350.4 360.6 400.0 132.2 Stockholders' equity 771.9 776.6 796.1 812.4 1,284.7 TOTAL LIABILITIES AND S/E $1,064.5 $1,127.0 $1,156.6 $1,212.4 $1,417.0 Notes: (1) In Q4 FY19, Mercury paid all outstanding debt on its revolving credit facility. © 2019 Mercury Systems, Inc. 29

Cash flow summary For the Fiscal Quarters Ended FY18 FY19 (In $ millions)(1) 9/30/18 12/31/18 3/31/19 6/30/19 Net Income $40.9 $7.5 $12.4 $14.1 $12.8 $46.8 Depreciation and amortization 42.3 11.5 11.7 11.6 11.6 46.4 Termination of interest rate swap - - - - 5.4 5.4 Other non-cash items, net 14.0 5.5 4.6 6.3 5.1 21.6 Change in Working Capital Accounts receivable, unbilled receivables, (22.8) (5.9) (15.0) (1.2) (6.0) (28.1) and costs in excess of billings Inventory (16.2) (4.6) (4.9) (4.0) (3.3) (17.1) Accounts payable and accrued expenses (5.3) (2.0) 9.2 8.0 2.7 17.9 Other (9.5) 8.0 7.3 (8.6) (2.2) 4.5 Changes in Operating Assets and Liabilities (53.8) (4.5) (3.4) (5.8) (9.0) (22.7) Operating Cash Flow 43.3 20.0 25.3 26.2 26.0 97.5 Capital expenditures (15.1) (3.7) (7.1) (7.1) (8.8) (26.7) Free Cash Flow(2) $28.2 $16.3 $18.2 $19.2 $17.1 $70.8 Free Cash Flow(2) / Adjusted EBITDA(2) 24% 52% 49% 49% 45% 49% Free Cash Flow(2) / GAAP Net Income 69% 218% 147% 136% 134% 151% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 30

Q4 FY19 vs. Q4 FY18 In $ millions, except percentage and per share data Q4 FY18 Q4 FY19 Change Bookings $171.7 $241.3 41% Book-to-Bill 1.12 1.36 Backlog $447.1 $625.4 40% 12-Month Backlog 328.5 451.2 Revenue $152.9 $177.0 16% Organic Revenue Growth(1) 16% 4% Gross Margin 44.7% 45.1% 0.4 pts Operating Expenses $49.4 $59.0 19% Selling, General & Administrative 25.4 30.7 Research & Development 14.9 20.3 Amortization/Restructuring/Acquisition 9.1 7.9 GAAP Net Income $10.1 $12.8 27% Effective Tax Rate 39.2% (1.7%) GAAP EPS $0.21 $0.25 19% Weighted Average Diluted Shares 47.5 50.7 Adjusted EPS(2) $0.47 $0.47 - (2) Adj. EBITDA $37.7 $37.9 1% % of revenue 24.6% 21.4% Operating Cash Flow $25.6 $26.0 2% Free Cash Flow(2) $21.6 $17.1 (21%) Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 31

Adjusted EPS reconciliation Q1 FY20(2)(4) FY20(2)(4) (In thousands, except per share data) FY14 FY15 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 FY19 Low High Low High Earnings per share(1) $ (0.13) $ 0.44 $ 0.56 $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 $ 0.21 $ 0.86 $ 0.16 $ 0.26 $ 0.29 $ 0.25 $ 0.96 $ 0.21 $ 0.24 $ 1.20 $ 1.31 Net Income $ (4,072) $ 14,429 $ 19,742 $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 $ 10,101 $ 40,883 $ 7,479 $ 12,383 $ 14,109 $ 12,804 $ 46,775 $ 11,500 $ 13,000 $ 66,500 $ 72,400 Amortization of intangible assets 7,328 7,008 8,842 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 7,436 26,004 7,181 6,939 6,786 7,008 27,914 7,000 7,000 27,600 27,600 Restructuring and other charges 5,443 3,175 1,240 297 69 459 1,127 1,952 95 313 1,384 1,367 3,159 504 23 46 (13) 560 - - - - Impairment of long-lived assets - - 231 - - - - - - - - - - - - - - - - - - - Acquisition and financing costs - 451 4,701 553 1,114 569 153 2,389 854 1,366 1,909 799 4,928 1,043 762 787 7,036 9,628 900 900 3,500 3,500 Fair value adjustments from purchase accounting - - 1,384 2,077 870 270 462 3,679 509 84 539 860 1,992 620 - 93 - 713 - - - - Litigation and settlement expense (income), net - - (1,925) - 100 - 17 117 - - - - - - 179 146 19 344 - - - - Stock-based and other non-cash compensation expense 8,999 8,640 9,574 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 4,309 17,615 4,743 5,338 4,914 4,626 19,621 5,400 5,400 24,100 24,100 Impact to income taxes(3) (5,773) (6,733) (9,975) (6,085) (4,441) (3,576) (4,500) (18,602) (11,951) (8,615) (4,082) (2,621) (27,269) (3,073) (3,009) (2,850) (7,620) (16,552) (3,300) (3,300) (13,000) (13,000) Adjusted income $ 11,925 $ 26,970 $ 33,814 $ 8,895 $ 11,897 $ 13,217 $ 15,422 $ 49,431 $ 17,793 $ 13,049 $ 14,219 $ 22,251 $ 67,312 $ 18,497 $ 22,615 $ 24,031 $ 23,860 $ 89,003 $ 21,500 $ 23,000 $ 108,700 $ 114,600 Adjusted earnings per share(1) $ 0.38 $ 0.82 $ 0.96 $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 $ 0.47 $ 1.42 $ 0.39 $ 0.47 $ 0.50 $ 0.47 $ 1.84 $ 0.39 $ 0.42 $ 1.97 $ 2.08 Weighted-average shares outstanding: Basic 31,000 32,114 34,241 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 46,873 46,719 47,048 47,189 47,258 49,835 47,831 Diluted 31,000 32,939 35,097 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 47,521 47,471 47,697 47,705 47,958 50,655 48,500 55,100 55,100 55,200 55,200 Notes: (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. (4) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this press release to the first quarter of fiscal 2020 are to the quarter ending September 27, 2019 and to fiscal 2020 are to the fiscal year ending June 26, 2020. © 2019 Mercury Systems, Inc. 32

# Adjusted EBITDA reconciliation

| (In thousands) | FY14 | FY15 | FY16 | Q1 FY17 | Q2 FY17 | Q3 FY17 | Q4 FY17 | FY17 | Q1 FY18 | Q2 FY18 | Q3 FY18 | Q4 FY18 | FY18 | Q1 FY19 | Q2 FY19 | Q3 FY19 | Q4 FY19 | FY19 | Q1 FY20[2][3] | | FY20[2][3] | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | | | | | | | | | | | Low | High | Low | High |
| **Net Income** | $ (4,072) | $14,429 | $19,742 | $ 3,819 | $ 5,204 | $ 7,048 | $ 8,804 | $24,875 | $17,953 | $ 9,133 | $ 3,696 | $10,101 | $ 40,883 | $ 7,479 | $12,383 | $14,109 | $12,804 | $ 46,775 | $11,500 | $13,000 | $ 66,500 | $ 72,400 |
| Other non-operating adjustments, net[1] | (1,532) | (786) | (1,137) | (732) | (129) | (378) | (107) | (1,346) | 222 | (326) | (694) | 3 | (795) | 365 | (18) | (502) | 519 | 364 | - | - | - | - |
| Interest expense (income), net | 40 | 13 | 1,041 | 1,782 | 1,888 | 1,756 | 1,680 | 7,106 | (16) | 104 | 999 | 1,731 | 2,818 | 2,193 | 2,125 | 2,268 | 1,591 | 8,177 | (1,400) | (1,400) | (5,600) | (5,600) |
| Income Taxes | (1,841) | 4,366 | 5,544 | (1,259) | 1,779 | 3,170 | 2,503 | 6,193 | (8,381) | 1,335 | 2,209 | 6,527 | 1,690 | 3,129 | 4,483 | 5,357 | (217) | 12,752 | 4,000 | 4,600 | 23,300 | 25,500 |
| Depreciation | 7,625 | 6,332 | 6,900 | 2,718 | 2,966 | 3,233 | 3,672 | 12,589 | 3,700 | 3,775 | 4,277 | 4,521 | 16,273 | 4,365 | 4,769 | 4,790 | 4,554 | 18,478 | 4,600 | 4,500 | 21,100 | 21,000 |
| Amortization of intangible assets | 7,328 | 7,008 | 8,842 | 4,602 | 4,888 | 4,732 | 5,458 | 19,680 | 5,637 | 5,827 | 7,104 | 7,436 | 26,004 | 7,181 | 6,939 | 6,786 | 7,008 | 27,914 | 7,000 | 7,000 | 27,600 | 27,600 |
| Restructuring and other charges | 5,443 | 3,175 | 1,240 | 297 | 69 | 459 | 1,127 | 1,952 | 95 | 313 | 1,384 | 1,367 | 3,159 | 504 | 23 | 46 | (13) | 560 | - | - | - | - |
| Impairment of long-lived assets | - | - | 231 | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Acquisition and financing costs | - | 451 | 4,701 | 553 | 1,114 | 569 | 153 | 2,389 | 854 | 1,366 | 1,909 | 799 | 4,928 | 1,043 | 762 | 787 | 7,036 | 9,628 | 900 | 900 | 3,500 | 3,500 |
| Fair value adjustments from purchase accounting | - | - | 1,384 | 2,077 | 870 | 270 | 462 | 3,679 | 509 | 84 | 539 | 860 | 1,992 | 620 | - | 93 | - | 713 | - | - | - | - |
| Litigation and settlement expense (income), net | - | - | (1,925) | - | 100 | - | 17 | 117 | - | - | - | - | - | - | 179 | 146 | 19 | 344 | - | - | - | - |
| Stock-based and other non-cash compensation expense | 8,999 | 8,640 | 9,574 | 3,632 | 4,093 | 3,715 | 3,901 | 15,341 | 4,696 | 4,941 | 3,669 | 4,309 | 17,615 | 4,743 | 5,338 | 4,914 | 4,626 | 19,621 | 5,400 | 5,400 | 24,100 | 24,100 |
| **Adjusted EBITDA** | $21,990 | $43,628 | $56,137 | $ 17,489 | $ 22,842 | $ 24,574 | $ 27,670 | $ 92,575 | $ 25,269 | $ 26,552 | $ 25,092 | $ 37,654 | $ 114,567 | $ 31,622 | $ 36,983 | $ 38,794 | $ 37,927 | $ 145,326 | $ 32,000 | $ 34,000 | $ 160,500 | $ 168,500 |

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

(2) Rounded amounts used.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this press release to the first quarter of fiscal 2020 are to the quarter ending September 27, 2019 and to fiscal 2020 are to the fiscal year ending June 26, 2020.

© 2019 Mercury Systems, Inc.

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Free cash flow reconciliation (In thousands) FY14 FY15 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 FY19 Cash provided by operating activities $ 14,241 $ 32,207 $ 36,940 $ 10,283 $ 14,238 $ 24,889 $ 9,736 $ 59,146 $ 8,028 $ 8,779 $ 873 $ 25,641 $ 43,321 $ 20,029 $ 25,301 $ 26,218 $ 25,969 $ 97,517 Purchases of property and equipment (6,701) (5,984) (7,885) (6,050) (7,703) (13,036) (6,055) (32,844) (3,628) (3,964) (3,475) (4,039) (15,106) (3,727) (7,075) (7,060) (8,829) (26,691) Free cash flow $ 7,540 $ 26,223 $ 29,055 $ 4,233 $ 6,535 $ 11,853 $ 3,681 $ 26,302 $ 4,400 $ 4,815 $ (2,602) $ 21,602 $ 28,215 $ 16,302 $ 18,226 $ 19,158 $ 17,140 $ 70,826 © 2019 Mercury Systems, Inc. 34

Organic revenue reconciliation (In thousands) FY14 FY15 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 FY19 Organic revenue(1) $ 208,729 $ 234,847 $ 253,516 $ 63,339 $ 68,072 $ 75,080 $ 71,208 $ 277,699 $ 93,498 $ 104,957 $ 100,625 $ 134,358 $ 433,438 $ 112,801 $ 130,326 $ 139,812 $ 158,548 $541,487 Acquired revenue(2) - - 16,638 24,310 29,942 32,237 44,400 130,889 12,571 12,955 15,711 18,509 59,746 31,255 28,763 34,824 18,415 113,257 Net revenues $ 208,729 $ 234,847 $ 270,154 $ 87,649 $ 98,014 $ 107,317 $ 115,608 $ 408,588 $ 106,069 $ 117,912 $ 116,336 $ 152,867 $ 493,184 $ 144,056 $ 159,089 $ 174,636 $ 176,963 $654,744 Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Acquired revenue for all preceding periods presented has not been recast for comparative purposes. © 2019 Mercury Systems, Inc. 35

# Glossary

| | | | | | |
|---|---|---|---|---|---|
| **AEGIS** | Aegis Ballistic Missile Defense System | **EDM** | Engineering Data Management | **MRTT** | Multi Role Tanker Transport |
| **AESA** | Active Electronically Scanned Array | **EM** | Electromagnetic | **O&M** | Operations & Maintenance |
| **AMC** | Advanced Microelectronics Center | **EO/IR** | Electro-optical / Infrared | **OpenVPX** | System-level specification for VPX, initiated by Mercury |
| **BCA** | Budget Control Act | **EW** | Electronic Warfare | **PBR** | President's Budget Request |
| **C2I** | Command, Control & Intelligence | **FMS** | Foreign Military Sales | **PGK** | Precision Guidance Kit |
| **C4ISR** | Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance | **GAM** | Global Account Manager | **RF** | Radio Frequency |
| **CBO** | Congressional Budget Office | **HEL** | High Energy Laser | **RoW** | Rest of World |
| **COTS** | Commercial off-the Shelf | **HPM** | High Power Microwave | **SEWIP** | Surface Electronic Warfare Improvement Program |
| **CRS** | Congressional Research Service | **IMA** | Integrated Microwave Assembly | **SIGINT** | Signals Intelligence |
| **DAL** | Design Assurance Level | **IRAD** | Internal Research And Development | **SM** | Standard Missile |
| **DFARS** | Defense Federal Acquisition Regulation Supplement | **JLTV** | Joint Light Tactical Vehicle | **SWaP** | Size Weight and Power |
| **DMEA** | Defense Microelectronics Activity | **LRU** | Line Replaceable Unit | **TAM** | Total Addressable Market |
| **DRFM** | Digital Radio Frequency Memory | **MALD** | Miniature Air Launched Decoy | **USMO** | US Manufacturing Operations |
| **EA** | Electronic Attack | **MMA** | Multimission Maritime Aircraft | **WIN-T** | Warfighter Information Network-Tactical |

*© 2019 Mercury Systems, Inc.*

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